Take Private - Consideration Paid and Amounts Recognized for Assets Acquired and Liabilities Assumed (Details) - USD ($) $ in Thousands	Feb. 05, 2016	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Feb. 29, 2016
Business Acquisition [Line Items]
Goodwill		$ 3,661,794	$ 3,683,961	$ 3,695,640	$ 3,533,390
SolarWinds, Inc.
Business Acquisition [Line Items]
Current assets, including cash acquired of $248.3 million						$ 351,721
Property and equipment						35,255
Other assets						12,964
Identifiable intangible assets						1,495,400
Goodwill						3,212,255
Current liabilities						(87,459)
Deferred tax liabilities						(366,454)
Deferred revenue						(31,813)
Other long-term liabilities						(28,993)
Total consideration						$ 4,592,876
Cash acquired from acquisition	$ 248,300